APPENDIX A

DISTRIBUTION PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes*	Maximum Rule 12b-1 Fee
Absolute Return Fund Class B	0.75
Adjustable Rate Government Fund Class B Class C	0.75 0.75
Asia Pacific Fund Class C	0.75
Asset Allocation Fund Class B Class C Class R	0.75 0.75 0.25

California Limited-Term Tax-Free Fund

Class C	0.75

California Municipal Money Market Fund

Sweep Class	0.35

California Tax-Free Fund

Class B Class C	0.75 0.75

Capital Growth Fund

Class C	0.75

Colorado Tax-Free Fund

Class B Class C	0.75 0.75

Common Stock Fund

Class B Class C	0.75 0.75

C&B Large Cap Value Fund

Class B Class C	0.75 0.75

C&B Mid Cap Value Fund

Class B Class C	0.75 0.75
Disciplined U.S. Core Fund Class C	0.75

Discovery Fund

Class C	0.75

Diversified Capital Builder Fund

Class B Class C	0.75 0.75

Diversified Equity Fund

Class B Class C	0.75 0.75
Diversified Income Builder Fund Class B Class C	0.75 0.75

Diversified International Fund

Class B Class C	0.75 0.75

Dow Jones Target Today Fund

Class B Class C	0.75 0.75

Dow Jones Target 2010 Fund

Class B Class C	0.75 0.75

Dow Jones Target 2020 Fund

Class B Class C	0.75 0.75

Dow Jones Target 2030 Fund

Class B Class C	0.75 0.75

Dow Jones Target 2040 Fund

Class B Class C	0.75 0.75
Emerging Growth Fund Class C	0.75

Emerging Markets Equity Fund

Class B Class C	0.75 0.75

Endeavor Select Fund

Class B Class C	0.75 0.75

Enterprise Fund

Class B Class C	0.75 0.75

Equity Value Fund

Class B Class C Class R	0.75 0.75 0.75

Global Opportunities Fund

Class B Class C	0.75 0.75

Government Money Market Fund

Sweep Class	0.35

Government Securities Fund

Class B Class C	0.75 0.75

Growth Balanced Fund

Class B Class C	0.75 0.75

Growth Fund

Class C	0.75

Health Care Fund

Class B Class C	0.75 0.75

High Income Fund

Class B Class C	0.75 0.75

High Yield Bond Fund

Class B Class C	0.75 0.75

Income Plus Fund

Class B Class C	0.75 0.75

Index Asset Allocation Fund

Class B Class C	0.75 0.75
Index Fund Class B Class C	0.75 0.75

Inflation-Protected Bond Fund

Class B Class C	0.75 0.75
Intermediate Tax/AMT-Free Fund Class C	0.75
International Bond Fund Class B Class C	0.75 0.75

International Equity Fund

Class B Class C Class R	0.75 0.75 0.25

International Value Fund

Class B Class C	0.75 0.75

Intrinsic Small Cap Value Fund

Class C	0.75
Intrinsic Value Fund Class B Class C	0.75 0.75

Intrinsic World Equity Fund

Class C	0.75
Large Cap Core Fund Class C	0.75
Large Cap Growth Fund Class C	0.75

Large Company Value Fund

Class C	0.75

Managed Account CoreBuilder Shares Series G

0.00

Managed Account CoreBuilder Shares Series M

0.00

Minnesota Money Market Fund

Sweep Class	0.35

Minnesota Tax-Free Fund

Class B Class C	0.75 0.75
Moderate Balanced Fund Class B Class C	0.75 0.75

Money Market Fund

Class B Class C Daily Class	0.75 0.75 0.25

Municipal Bond Fund

Class B Class C	0.75 0.75

Municipal Money Market Fund

Sweep Class	0.35

National Tax-Free Money Market Fund

Sweep Class	0.35

New Jersey Municipal Money Market Fund

Sweep Class	0.35

New York Municipal Money Market Fund

Sweep Class	0.35

North Carolina Tax-Free Fund

Class C	0.75

Omega Growth Fund

Class B Class C Class R	0.75 0.75 0.25
Opportunity Fund Class B Class C	0.75 0.75

Pennsylvania Municipal Money Market Fund

Sweep Class	0.35

Pennsylvania Tax-Free Fund

Class B Class C	0.75 0.75

Precious Metals Fund

Class B Class C	0.75 0.75

Premier Large Company Growth Fund

Class B Class C	0.75 0.75

Short Duration Government Bond Fund

Class B Class C	0.75 0.75

Short-Term Bond Fund

Class C	0.75

Short-Term High Yield Bond Fund

Class C	0.75

Short-Term Municipal Bond Fund

Class C	0.75

Small Cap Value Fund

Class B Class C	0.75 0.75

Small Company Growth Fund

Class B Class C	0.75 0.75

Small Company Value Fund

Class B Class C	0.75 0.75
Small Mid/Cap Core Fund Class C	0.75

Small/Mid Cap Value Fund

Class C	0.75

Social Sustainability Fund

Class C	0.75

Special Mid Cap Value Fund

Class C	0.75

Special Small Cap Value Fund

Class B Class C	0.75 0.75

Specialized Technology Fund

Class B Class C	0.75 0.75
Strategic Large Cap Growth Fund Class C Class R	0.75 0.25
Strategic Municipal Bond Fund Class B Class C	0.75 0.75

Total Return Bond Fund

Class B Class C Class R	0.75 0.75 0.25

Traditional Small Cap Growth Fund

Class C	0.75

Treasury Plus Money Market Fund

Sweep Class	0.35

Utility and Telecommunications Fund

Class B Class C	0.75 0.75

Ultra Short-Term Income Fund

Class C	0.75

Ultra Short-Term Municipal Income Fund

Class C	0.75

WealthBuilder Conservative Allocation Portfolio

0.75

WealthBuilder Equity Portfolio

0.75

WealthBuilder Growth Allocation Portfolio

0.75

WealthBuilder Growth Balanced Portfolio

0.75

WealthBuilder Moderate Balanced Portfolio

0.75

WealthBuilder Tactical Equity Portfolio

0.75

Wisconsin Tax-Free Fund

Class C	0.75

100% Treasury Money Market Fund

Sweep Class	0.35

Most recent annual approval by the Board of Trustees: March 25, 2011

Appendix A amended: November 16, 2011

*On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.

On November 16, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Absolute Return Fund.  The Fund will commence operations in the first quarter 2012.

On November 16, 2011, the Board of Trustees of Funds Trust approved the liquidation of the Minnesota Money Market Fund.  The liquidation will become effective in the fourth quarter of 2011.

On November 16, 2011, the Board of Trustees of Funds Trust approved the liquidation of the New Jersey Municipal Money Market Fund.  The liquidation will become effective in the fourth quarter of 2011.

On November 16, 2011, the Board of Trustees of Funds Trust approved the liquidation of the New York Municipal Money Market Fund.  The liquidation will become effective in the fourth quarter of 2011.

On November 16, 2011, the Board of Trustees of Funds Trust approved the liquidation of the Pennsylvania Municipal Money Market Fund.  The liquidation will become effective in the fourth quarter of 2011.